                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                            -----------------------


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

     DATE OF REPORT (Date of earliest event reported):  September 8, 1999



                   CHARLES E. SMITH RESIDENTIAL REALTY L.P.
            (Exact name of registrant as specified in its charter)



            Commission File Number:  1934 Act File Number:  0-25968



                    Delaware                           54-1681657
         (State of other jurisdiction of            (I.R.S. Employer
          incorporation or organization)           Identification No.)

                2345 Crystal Drive                        22202
                 Crystal City, VA                       (Zip Code)
               (Address of principal
                 executive offices)



      Registrant's telephone number including area code:   (703) 920-8500

Item 2.  Property Acquisitions
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     On September 8, 1999, Charles E. Smith Residential Realty L.P. ("the Operating Partnership"), of which Charles E. Smith Residential Realty, Inc. ("the Company") is the sole general partner, announced plans to acquire Forte Towers ("Forte"), a five-building high-rise apartment property located in the South Beach section of Miami Beach, Florida. The transaction is expected to close within 45 days. Forte is a 1,339-unit property with 552 garage spaces and additional open surface parking. The initial estimated capitalized cost of $86.1 million will consist of common stock of the Company valued at approximately $23.4 million, assumed mortgage debt of $38.2 million, a fair value adjustment to debt of $0.6 million, cash to seller of approximately $22.2 million (funded through the sale of convertible preferred units), and closing costs and fees of approximately $1.7 million. The assumed debt matures in 2001 and has an effective interest rate of 7.4%. At closing, $3.9 million of the assumed debt will be paid off by the Company.

     The Company plans to reposition the property by making substantial renovations, in the range of $15 to $25 million.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(A) Pro Forma and historical financial information for Forte Towers will be filed within 60 days of the due date of this report on Form 8-K.

(B) Exhibits
    99.1  Press Release dated September 8, 1999 of the Company

                                  SIGNATURES


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on this 22nd day of September 1999.


                   CHARLES E. SMITH RESIDENTIAL REALTY L.P.

                                 By: Charles E. Smith Residential Realty, Inc., its General Partner

                                 By:  /s/  W.D. Minami
                                      ------------------------------------------
                                      W.D. Minami
                                      Senior Vice President and Chief Financial
                                      Officer of Charles E. Smith Residential
                                      Realty, Inc. (on behalf of the Registrant
                                      and as Principal Financial Officer)



                                      /s/  Steven E. Gulley
                                      ------------------------------------------
                                      Steven E. Gulley
                                      Chief Accounting Officer of Charles E.
                                      Smith Residential Realty, Inc.

                                 EXHIBIT INDEX


EXHIBIT NO.           EXHIBIT
-----------           -------

99.1                  Press Release dated September 8, 1999 of the Company